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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) January 20, 1999


                                 Synopsys, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                                                56-154236
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

         700 East Middlefield Road, Mountain View, California 94043-4033
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 962-5000
                                                    ---------------
                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.   Other Events

          On January 20, 1999, Synopsys, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 1998. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Exhibits.

          Exhibit No.    Description
          -----------    -----------
          99.1           Press release of the Company, dated January 20, 1999,
                         relating to the financial results for the quarter ended
                         December 31, 1998.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYNOPSYS, INC.



Dated:  January 22, 1999               By: /s/ STEVEN K. SHEVICK
                                           -----------------------------
                                           Steven K. Shevick
                                           Assistant Corporate Secretary


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